Taxes on Income - Deferred Taxes Included in Balance Sheets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Assets:
Current deferred income taxes	$ 8,094	$ 7,862
Non-current deferred income taxes	15,130	13,634
Total	23,224	21,496
Liability-
Non-current deferred income taxes	2,406	2,236	[1]
Total - Net	$ 20,818	$ 19,260

[1]	See Note 1a(ii).